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EXHIBIT 1
JOINT ACQUISITION STATEMENT
PURSUANT TO RULE 13g-1(f)1

The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.
DATED:  September 12, 2000

                    GOTHAM PARTNERS, L.P.

                    By:   Section H Partners, L.P.
                          its general partner

                          By: Karenina Corporation,
                              a general partner of Section H Partners, L.P.

                          By: /s/ William A. Ackman
                              William A. Ackman
                              President


                    GOTHAM INTERNATIONAL ADVISORS, L.L.C.

                          By: /s/ William A. Ackman
                              William A. Ackman
                              Senior Managing Member

                    GOTHAM PARTNERS III, L.P.

                    By:   Section H Partners, L.P.
                          its general partner

                          By: Karenina Corporation,
                              a general partner of Section H Partners, L.P.

                          By: /s/ William A. Ackman
                              William A. Ackman
                              President

                    GOTHAM HOLDINGS II, L.L.C.

                          By: Gotham Holdings Management, L.L.C.,
                               The Investment Manager

                          By: /s/ William A. Ackman
                              William A. Ackman
                              Senior Managing Member